UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2005

Kinetic Concepts, Inc.

(Exact name of registrant as specified in its charter)

Texas

	0001-09913	74-1891727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8023 Vantage Drive San Antonio, Texas		78230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (210) 524-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

The registrant published a press release, dated October 25, 2005, announcing its financial results for the three and nine months ended September 30, 2005.  A copy of the press release is furnished as exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

            99.1     Press Release of Registrant, dated October 25, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC CONCEPTS, INC. (REGISTRANT)

Date: October 25, 2005	By:	/s/ Martin J. Landon
	Name:	Martin J. Landon
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.               Description

     99.1                        Press Release of Registrant, dated October 25, 2005.